                                                                    EXHIBIT 10.1


                   SIXTH AMENDMENT TO RENEWAL PROMISSORY NOTE

         THIS SIXTH AMENDMENT TO RENEWAL PROMISSORY NOTE is made and entered into by and among AMSOUTH BANK (the, "Bank") and DIVERSICARE ASSISTED LIVING SERVICES, NC, LLC, a Tennessee limited liability company (the "Borrower").

                              W I T N E S S E T H :

         WHEREAS, Borrower executed to Bank that certain Renewal Promissory Note dated October 1, 2000, in the original principal amount of NINE MILLION FOUR HUNDRED TWELVE THOUSAND THREE HUNDRED EIGHTY THREE AND 87/100 ($9,412,383.87) DOLLARS, as amended by the First Amendment to Renewal Promissory Note executed by Borrower in December, 2000, as amended by that Second Amendment to Renewal Promissory Note executed by Borrower and Bank effective as of December 15, 2002, as further amended by that Third Amendment to Renewal Promissory Note executed by Borrower and Bank to be effective as of July 11, 2003, as further amended by that Fourth Amendment to Renewal Promissory Note executed by Borrower and Bank to be effective as of January 9, 2004, as further amended by that Fourth Amendment to Renewal Promissory Note executed by Borrower and Bank to be effective as of April 16, 2004 (the "Note"); and

         WHEREAS, Bank has agreed to further modify the Note in accordance with the terms and conditions set forth herein.

         NOW, THEREFORE, for good and valuable consideration, and payment of an extension fee in the amount of $5,000.00 by Borrower to Bank upon execution of this Amendment, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. That as of the effective date hereof, the Note has a principal balance of $5,372,070.90.

         2. The Note is amended to provide that the Maturity Date, as defined in the Note, shall be changed from to July 16, 2004 to October 29, 2004.

         3. The Note is amended as stated herein, but no further or otherwise, and the terms and provisions of the Note, as hereby amended, shall be and continue to be in full force and effect. Nothing herein is intended to operate to release or diminish any right of Bank under the Note or with respect to any collateral securing the Note or with respect to any guaranty or suretyship agreement for the Note, all of which shall remain in full force and effect. This instrument constitutes the entire agreement of the parties with respect to the subject matter hereof.

         IN WITNESS WHEREOF, this instrument has been executed to be effective on the 16th day of July, 2004.

                                BORROWER:

                                DIVERSICARE ASSISTED LIVING SERVICES, NC, LLC, a Tennessee limited liability company


                                By:   /s/ William R. Council
                                   --------------------------------------------
                                        William R. Council, President

                                BANK:

                                AMSOUTH BANK


                                By:   /s/ Tim McCarthy
                                     -----------------------------------------
                                        Tim McCarthy, Vice President


                                       2